UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 5, 2023

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1260 East Stringham Avenue, Suite 600

Salt Lake City, Utah 84106

(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2023, Quotient Technology Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, the “Engaged Group”).

Pursuant to the Cooperation Agreement, the Company has agreed to hold the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) no later than August 3, 2023. In addition, the number of authorized directors on the Board of Directors of the Company (the “Board”) will be reduced to seven directors effective as of the 2023 Annual Meeting and shall not be increased thereafter during the term of the Cooperation Agreement without the Engaged Group’s prior written consent.

Pursuant to the Cooperation Agreement, the Board’s nominees for election at the 2023 Annual Meeting will be (i) Joseph Reece, a current Company director, (ii) Michael Wargotz, a current Company director, (iii) Matthew Krepsik, the Company’s Chief Executive Officer and a current Company director, (iv) Robert McDonald, a current Company director, (v) Tracey Figurelli, a new nominee, and (vi) Kate Vanek, a new nominee. Kim Ansett will continue in her current term, which extends through the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

The Cooperation Agreement further provides, among other things, that:

•

During the term of the Cooperation Agreement, the Engaged Group will be subject to customary standstill restrictions, including with respect to nominating persons for election to the Board, submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign), and acquiring beneficial ownership of more than 9.9% of the Company’s common stock (the “Common Stock”).

•

During the term of the Cooperation Agreement, the Engaged Group will vote all shares of the Common Stock and voting securities beneficially owned, directly or indirectly, by the Engaged Group at all annual and special meetings as well as in any consent solicitations of the Company’s stockholders (i) in favor of the nominees for director recommended by the Board and (ii) in accordance with the Board’s recommendation with respect to any other matter (unless Institutional Shareholder Services Inc. issues a contrary recommendation, except as related to the election of directors). The Engaged Group will be permitted to vote on any proposals relating to an Extraordinary Transaction (as such term is defined in the Cooperation Agreement) in its sole discretion.

•

During the term of the Cooperation Agreement and for so long as the Engaged Group continuously beneficially owns in the aggregate at least the lesser of (i) 2.5% of outstanding shares of Common Stock and (ii) 2,457,930 shares of Common Stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments), the Engaged Group will be entitled to recommend a replacement independent director who is not an affiliate of the Engaged Group in the event any of Joseph Reece, Michael Wargotz or Tracey Figurelli ceases to be a director of the Company for any reason, subject to certain conditions and the approval of the Nominating and Corporate Governance Committee and the Board, such approval not to be unreasonably withheld.

•

Each party agreed not to disparage the other party, including the other party’s current or former directors or officers in connection with their service in such capacities (of which provision the Company’s directors are third-party beneficiaries), subject to certain exceptions.

•

During the term of the Cooperation Agreement, each party agreed not to institute a lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement.

•

The Cooperation Agreement will terminate on the earliest to occur of (i) 30 calendar days prior to the notice deadline under the Bylaws for the nomination of director candidates for election to the Board at the 2024 Annual Meeting, (ii) 120 calendar days prior to the first anniversary of the 2023 Annual Meeting, and (iii) the consummation of an Extraordinary Transaction.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Cooperation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Eric Higgs and Alison Hawkins have agreed to resign in connection with the 2023 Annual Meeting. Neither Eric Higgs nor Alison Hawkins have a disagreement with the Company.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2023, the Company issued a press release announcing the matters addressed above. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. The furnishing of the information in Item 7.01 of this report and the press release is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Cooperation Agreement, by and between Quotient Technology Inc., Engaged Capital, LLC and certain of its affiliates, dated June 5, 2023

99.1	Press Release dated June 5, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Connie Chen
Connie Chen
General Counsel, Compliance Officer and Secretary

Date: June 5, 2023